UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549




                            FORM 8-K



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest
               Event Reported): November 13, 2002
                                ------------------


                   ENNIS BUSINESS FORMS, INC.
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     (Exact name of registrant as specified in its charter)


       TEXAS                   1-5807           75-0256410
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  (State or other           (Commission          (I. R. S.
    Jurisdiction            File Number)          Employer
  of incorporation)                          Identification No.)



   1510 N. Hampton Suite 300, DeSoto, Texas          75115
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   (Address of principal executive offices)        (Zip Code)



                         (972) 228-7801
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       (Registrant's telephone number, including area code)

                            No Change
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  (Former name or former address, if changed since last report)

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Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

     On November 13, 2002, the Company purchased all of the outstanding stock of Columbus, Kansas-based Calibrated Forms Co., Inc. (Calibrated) effective as of November 14, 2002. The purchase price for the transaction was $22,000,000, less excluded liabilities of $7,195,060, and was evidenced by two promissory notes bearing interest at 3.75% per annum maturing on January 3, 2003. In addition, the Purchase Agreement provides for additional consideration in the form of an earn-out. The earn-out will be 50% of the amount, if any, of the Calibrated's EBITDA, as defined in the Purchase Agreement, in excess of $6,300,000 each year, to a maximum amount of $3,000,000. This earn-out will be paid as long as one of the two former shareholders, acceptable to Ennis, is employed as General Manager of Calibrated on a full-time basis during the entire fiscal year for which the earn-out is paid. Calibrated designs, manufacturers and markets printed business forms within the wholesale business forms marketplace.




Item 7.   Financial Statements and Exhibits
          ---------------------------------

      (c)  Exhibits

           2.1 Stock Purchase Agreement between James W. Amyx and Kimberly K. Brown and Ennis Business Forms, Inc.,
               a  Texas Corporation Effective as of November  14,
               2002

           2.2 Promissory Note between Ennis Business Forms, Inc. and Kimberly K. Brown

           2.3 Promissory Note between Ennis Business Forms, Inc. and James W. Amyx

           2.4 Escrow  Agreement among James W. Amyx, Kimberly  K.
               Brown,   Ennis  Business  Forms,  Inc.,  a   Texas
               Corporation, and Bank One, National Association

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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ENNIS BUSINESS FORMS, INC.


Date:  November 15, 2002        /s/Robert M. Halowec
       -----------------        ---------------------------------
                                Robert M. Halowec
                                Vice President Finance
                                and Chief Financial Officer


Date:  November 15, 2002        /s/Harve Cathey
       -----------------        ---------------------------------
                                Harve Cathey
                                Secretary and Treasurer
                                Principal Accounting Officer


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